Exhibit 10.9

Dated the 1st day of August 2022

ATIF Inc.

and

Asia Time (HK) International

Finance Service Limited

Sales and Purchase Agreement

regarding

ATIF 1 GP, LLC.

THIS AGREEMENT is made on the 1st day of August, 2022

本协议于2022年8月1日签订

BETWEEN:-

(1)	ATIF Inc., a California corporation, with its address at 25391 Commercentre Drive, Ste 200, Lake Forest, CA 92630-8880 (the “Seller”); and

ATIF Inc.，一家加利福尼亚州公司，地址为25391 Commercentre Drive，Ste 200，Lake Forest，CA 92630-8880（“卖方”）;和

(2)	Asia Time (HK) International Finance Service Limited, a company incorporated with limited liability under the laws of Hong Kong, with its registered address at Unit B, F/5, CKK Commercial Centre, 289 Hennessy Road, Wanchai, Hong Kong (the “Buyer”).

Asia Time (HK) International Finance Service Limited, 根据香港法律成立的有限责任公司，其注册地址为Unit B, F/5, CKK Commercial Centre, 289 Hennessy Road, Wanchai, Hong Kong (“买方”）。

WHEREAS:-

(A)	The Seller is the sole shareholder of ATIF 1 GP, LLC. (the “Target’). The Target is a Delaware limited company, and its certificate of formation is attached in Attachment 1.

卖方是ATIF 1 GP有限责任公司（“目标”）的唯一股东。目标是特拉华州的有限公司，其成立证书附于附件1。

(B)	The Buyer desires to purchase the Target from the Seller, and the Seller desires to sell the Target to the Buyer, on the terms and conditions hereinafter contained.

买方希望根据以下条款和条件从卖方购买目标，卖方希望将目标出售给买方。

IT IS HEREBY AGREED as follows:

兹协议如下：

1.	DEFINITIONS AND INTERPRETATION

定义和解释

In this Agreement, unless otherwise expressed or required by the context, the following words and expressions shall have the following meanings set opposite thereto:

在本协议中，除非上下文另有明示或要求，否则以下词语和表达应具有以下与之相反的含义：

“Completion” “完成”	means completion of the transaction as specified in Clause 4; 指完成第4条规定的交易;

“Completion Date” 完成日期	means the date of this Agreement; 指本协议的日期
“Consideration” 买价	means the sum payable by the Buyer to the Seller for the purchase of the Target as set out in Clause 3; 指买方为购买第3条所述目标公司而应付给卖方的款项;
“Hong Kong” 香港	means the Hong Kong Special Administrative Region of the People’s Republic of China; 指中华人民共和国香港特别行政区;
“US$” 美国	means US dollars, the lawful currency of the United States; 指美元，美国的法定货币

2.	SALES AND PURCHASE OF THE TARGET

目标的销售和购买

Subject to the terms and conditions of this Agreement, the Seller shall sell the Target as its legal and sole shareholder, and the Buyer shall purchase the Target, together with all rights and liabilities attached or accrued thereto (the “Transaction”).

根据本协议的条款和条件，卖方应将目标公司作为其合法和唯一股东出售，买方应购买目标公司，以及由此产生的所有权利和责任（“交易”）

3.	CONSIDERATION

买价

The Parties hereby agreed the consideration for the Transaction shall be US$50,000 (“Consideration”). The Buyer shall pay the Consideration to the Seller in cash (or such other manner as agreed between the Seller and the Buyer).

双方特此同意交易的对价为50,000美元（“对价”）。买方应以现金（或卖方与买方约定的其他方式）向卖方支付对价。

4.	COMPLETION

完成

Completion shall take place on the Completion Date. The Buyer shall be responsible to update all applicable regulatory records and registration as required, and the Seller agreed to provide assistant upon the request from the Buyer.

完工日期为本协议的日期。 买方应负责根据需要更新所有适用的监管记录和注册，卖方同意应买方的要求提供协助。

5.	INDEMNIFICATION OF SELLER BY BUYER

买方对卖方的赔偿

Buyer shall defend, indemnify and hold Seller harmless from and against any and all Losses arising out of:

买方应为卖方辩护、赔偿并使卖方免受因以下原因引起的任何和所有损失：

(i)	any and all inaccurate representations and any and all breaches of covenants, agreements and certifications made by or on behalf of Buyer in this Agreement or in any document delivered by Buyer at Closing;

任何和所有不准确的陈述以及任何和所有违反由买方或代表买方在本协议或买方在交割时交付的任何文件中做出的契约，协议和证明的行为;

(ii)	all debts, liabilities and obligations of Seller incurred in or arising out of the operation of the business and/or the acquired assets (if any) at the direction of the Buyer after the Completion, including, without limitation, all obligations and liabilities which arise or accrue in the operation of the business or from the acquired assets (if any) at the direction of the Buyer after the Completion and all obligations and liabilities for taxes in connection with the transfer of any or all of the acquired assets (if any) after the Completion.

完成后，卖方在业务运营和/或收购资产(如有)中产生或产生的所有债务，责任和义务，包括但不限于在业务运营中产生或产生的所有义务和责任，或完成后买方指示收购资产(如有)的所有义务和责任，以及与转让有关的所有义务和税款责任完成后获得的任何或全部资产(如有)。

6.	CONFIDENTIALITY

保密性

Save and except by operation of law, or order by court of any jurisdiction or the relevant government authority or with the prior written consent of the Parties to this Agreement, either Party in this Agreement may not disclose to any third party (save and except its professional representative, advisor or other person required by law) any information and content of this Agreement, or any documents, information, data, technical secret or business confidential information that one Party obtained from the other Party in respect of the Company or any person(s).

除非法律的实施，或任何司法管辖区的法院或相关政府机构的命令，或经本协议双方事先书面同意，否则本协议中的任何一方不得向任何第三方（除非其专业代表、顾问或法律要求的其他人除外）披露本协议的任何信息和内容， 或一方从另一方获得的有关本公司或任何人士的任何文件、信息、数据、技术秘密或商业机密信息

7.	WARRANTIES AND UNDERTAKING

保证和承诺

7.1	The Seller hereby warrants to the Buyer that the matters set forth below are true, accurate and not misleading as of the date of this Agreement and upon Completion remains to be true, accurate and not misleading:

卖方特此向买方保证，自本协议签订之日起，下列事项是真实、准确且无误导性的，并且在完成后仍然真实、准确且无误导性：

7.1.1	When executed and delivered by both Parties, the Agreement constitutes valid and binding obligation of the Seller;

当双方签署并交付时，本协议构成卖方的有效和具有约束力的义务;

7.1.2	The Seller is duly organized, validly existing and in good standing under, and by virtue of, the laws of the place of its incorporation and has the legal right to own its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted;

卖方根据其注册地的法律，已正式组织，有效存在并具有良好信誉，并拥有拥有其财产和资产的合法权利，并按目前和目前建议进行的业务;

7.1.3	The Seller has all the power to enter into and executed this Agreement and other agreement anticipated to be completed and the transaction contemplated by this Agreement, and to perform its obligations under this Agreement;

卖方有权签订和执行本协议和预期完成的其他协议以及本协议所预期的交易，并履行其在本协议项下的义务;

7.1.4	The Seller has the right to dispose of the Target and is the exclusive legal and beneficial owner of the Target, and has the absolute right to sell the Target;

卖方有权处置目标公司，是目标公司的唯一合法和受益所有人，并拥有出售目标公司的绝对权利;

7.1.5	The execution of this Agreement or to comply with the obligation under this Agreement will not result in any violation, breach of default of any term or provision of any mortgage, indenture, contract to which the Seller is a party of by which it may be bound, or of any provision of any judgment, decree, order, statue, rule or regulation applicable to or binding upon it;

执行本协议或遵守本协议规定的义务不会导致任何违反、违反任何抵押、契约、卖方可能受其约束的合同的任何条款或规定，或任何判决、法令、命令的任何规定， 适用于其或对其具有约束力的雕像、规则或条例;

7.2	The Buyer hereby warrants to the Seller that the matters set forth below are true, accurate and not misleading as of the date of this Agreement and upon Completion remains to be true, accurate and not misleading:

买方特此向卖方保证，自本协议签订之日起，下列事项是真实、准确且无误导性的，并且在完成后仍然真实、准确且无误导性：

7.2.1	When executed and delivered by both Parties, the Agreement constitutes valid and binding obligation of the Buyer;

当双方签署并交付时，本协议构成买方的有效和具有约束力的义务;

7.2.2	The Buyer is duly organized, validly existing and in good standing under, and by virtue of, the laws of the place of its incorporation or established and has the legal right to own its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted;

买方已根据其注册地或成立地的法律，正式组织，有效存在并具有良好信誉，并拥有拥有其财产和资产的合法权利，并按目前和目前建议的方式开展业务;

7.2.3	The Buyer has all the power to enter into and executed this Agreement and other agreement anticipated to be completed and the transaction contemplated by this Agreement, and to perform its obligations under this Agreement; and

买方有权签订和执行本协议和预期完成的其他协议以及本协议所预期的交易，并履行其在本协议项下的义务;和

7.2.4	Save and except the representations set out in this Agreement, the Seller has not given any other representations and warranties to the Buyer, and the Buyer has not relied on any other representations and warranties given by the Seller (whether express or implied) as a reliance to enter into this Agreement.

除本协议中规定的陈述外，卖方未向买方提供任何其他陈述和保证，买方未依赖卖方提供的任何其他陈述和保证（无论是明示的还是暗示的）作为签订本协议的依据。

8.	GENERAL

常规

8.1	Each Party shall bear its own legal and out of pocket expenses incurred in relation to the preparation, negotiation and execution of this Agreement and all ancillary documents.

各方应自行承担与本协议及所有附属文件的准备、谈判和执行有关的法律和自付费用。

8.2	This Agreement shall be binding upon and enure for the benefit of the successors. None of the Parties shall assign or transfer the benefits, rights and obligations under this Agreement. The Seller shall not transfer the right and obligations under this Agreement to any third party without the prior written consent of the Buyer and the Buyer also shall not transfer the right and obligations under this Agreement to any third party without the prior written consent of the Seller.

本协议对继承人具有约束力，并对其有利。任何一方均不得转让或转移本协议项下的利益、权利和义务。未经买方事先书面同意，卖方不得将本协议项下的权利和义务转让给任何第三方，未经卖方事先书面同意，买方也不得将本协议项下的权利和义务转让给任何第三方。

8.3	The terms of this Agreement, or any agreement relating to this Agreement, shall not be deemed to constitute a partnership or agency relationship between the Parties to this Agreement.

本协议的条款或与本协议有关的任何协议不应被视为构成本协议双方之间的合伙或代理关系。

8.4	No failure of a Party to exercise, and no delay or forbearance in exercising, any right or remedy in respect of any provision of this Agreement shall operate as a waiver of such right or remedy.

一方未能行使、延迟或宽限行使与本协议任何条款有关的任何权利或补救措施，均不得视为放弃此类权利或补救措施。

8.5	If any provision or part of a provision of this Agreement shall be, or be found to be invalid or unenforceable, such invalidity or enforceability shall not affect the other provisions or parts of such provisions of this Agreement, all of which shall remain in full force and effect.

如果本协议的任何条款或部分条款无效或被认定为无效或不可执行，则此类无效性或可执行性不应影响本协议的其他条款或此类条款的部分内容，所有这些条款或部分均应保持完全有效。

8.6	This Agreement constitutes the whole agreement between the Parties relating to the subject matter of this Agreement and supersedes any previous agreements or arrangements (if any) between them relating to the subject matter hereof.

本协议构成双方之间关于本协议标的的完整协议，并取代双方之间先前就本协议标的达成的任何协议或安排（如有）。

8.7	Any variations and supplements to this Agreement shall be made in writing and shall be effective after the execution by all Parties to this Agreement.

对本协议的任何变更和补充均应以书面形式进行，并应在本协议所有缔约方执行后生效。

8.8	This Agreement may be executed in one or more counterparts, and each such counterpart shall constitute any original of this Agreement, and all the counterparts shall together constitute one and the same instrument.

本协议可以在一个或多个对应方中执行，每个对口单位应构成本协议的任何原件，并且所有对应方应共同构成同一份文书。

9.	JURISDICTION AND ARBITRATION

管辖权和仲裁

9.1	This Agreement shall be governed by and construed in accordance with the laws of Hong Kong. Any dispute, disagreement or claim arising out of or in connection with this Agreement shall be settled in accordance with the laws of the Hong Kong Special Administrative Region in accordance with the Arbitration Rules of the Hong Kong Mediation and Arbitration Centre. The place of arbitration is Hong Kong. The number of arbitrators is one. The arbitration language shall be English.

本协议受香港法律管辖并按其解释。因本协议引起或与本协议有关的任何争议、分歧或索赔，应根据香港特别行政区法律，根据香港调解和仲裁中心的仲裁规则解决。仲裁地为香港。仲裁员人数为一人。仲裁语言应为英语。

10.	NOTICES

通知

10.1	Any notice or other communication shall be deemed to have been served or delivered at the time specified below if sent to the address set out in Clause 10.2: (A) if given or made by personally delivery, upon delivery to the relevant address; (B) by post forty-eight (48) hours after being put in the post in Hong Kong properly addressed to an address in Hong Kong with pre-paid postage; or (C) by international carrier by forty-eight (48) hours after being sent to an international carrier properly addressed for urgent delivery; or (D) by E-mail upon actual receipt by the recipient in readable form.

任何通知或通讯如按第11.2条的信息以下列方式送达均被视为有效送达：（A）若当面递交，交付至相关地址即视为有效送达；（B）若在香港以邮寄方式，邮寄后48小时即视为有效送达；（C）若在香港以外以紧急特快专递方式发出，专递后48小时即视为有效送达；或（D）若以电子邮件发送，则一经发送并按电子邮件发出报告上的时间作为有效送达时间。

10.2	The following shall be used for communication and serving notices:

以下为各方的通讯信息：

Seller 卖方:

Address:

地址：	25391 Commercentre Drive, Ste 200, Lake Forest, CA 92630-8880

Contact Person: Liu Yun

联系人

Email：	steven@atifus.com

电邮

Buyer 买方:

Address:

地址:	Unit B, F/5, CKK Commercial Centre, 289 Hennessy Road, Wanchai, Hong Kong

Contact Person: Ronghua Liu

联系人：

Email：	454685780@qq.com

电邮

IN WITNESS WHEREOF this Agreement has been executed by the Parties on the day and year first above written.

本协议已由双方于上述日期签署，以昭信守。

The Buyer

Signed by Ronghua Liu
For and on behalf of
Asia Time (HK) International
Finance Service Limited	)
)
In the presence of:	)
)

The Seller

Signed by Liu Jun
For and on behalf of
ATIF Inc.	)
)
In the presence of:	)
)

Attachment 1

Certificate of Formation